Harbor Fixed Income Funds

Supplement to Prospectus dated March 1, 2021
August 20, 2021
Effective immediately, the following replaces the “Institutional Class” section of the “Your Harbor Funds Account” section of this Prospectus:

Institutional Class
You may purchase Institutional Class shares, notwithstanding the $50,000 minimum investment amount, if you qualify for any of the exceptions discussed below. You may be required to provide written confirmation of your eligibility.
(a)
Current trustees and officers of Harbor Funds, partners and employees of legal counsel to Harbor Funds, directors, officers or employees of the Adviser and its affiliates, and current directors, officers, or employees of any Subadviser to any Harbor Funds, and members of the immediate family of any of the foregoing.
(b)
Omnibus accounts, mutual fund advisory platforms and investment platforms via a custodian or clearing firm, and employer-sponsored plans.
Harbor Funds may, in its discretion, waive or lower the investment minimum for the Institutional Class of any Harbor fund.
Investors Should Retain This Supplement For Future Reference
S0821.P.FI